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                                                                  EXHIBIT 10.1.1

                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment") is entered into as of the 18th day of December, 1998, by and among the Persons executing this First Amendment as lenders (such Persons, and their successors and assigns, are collectively referred to herein as the "Lenders"), HOME INTERIORS & GIFTS, INC., a Texas corporation (the "Borrower"), and NATIONSBANK, N.A., as Administrative Agent for the Lenders (the "Administrative Agent") to the extent and in the manner provided for in the Credit Agreement (defined below and herein so called)


                                   BACKGROUND

         A. The Lenders, the Borrower, certain co-agents, and the Administrative Agent are parties to that certain Credit Agreement, dated as of June 4, 1998 (said Credit Agreement, as amended, the "Credit Agreement"; terms defined in the Credit Agreement and not otherwise defined herein shall be used as defined in the Credit Agreement).

         B. As a result of a change in the proposed ownership structure of the Candle Making Joint Venture, the Borrower will own more than 50% of the Candle Making Joint Venture, the result of which would be to cause the Candle Making Joint Venture to become a Subsidiary under the Credit Agreement. The Borrower has requested that the Candle Making Joint Venture not be deemed to be a Subsidiary under the Credit Agreement.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:

         1.  AMENDMENTS.

         (a) The definition of "Candle Making Joint Venture" set forth in
Section 1.1 of the Credit Agreement is hereby amended to read as follows:

             "Candle Making Joint Venture" means (a) prior to about
         December 18, 1998, that certain joint venture of the Borrower to be engaged in the making of candles in which the Borrower will initially contribute real estate and equipment having a fair market value not to exceed $2,500,000 in aggregate amount and (b) on or about December 18, 1998 and thereafter, Laredo Candle Company L.L.P. or any Person a successor in interest thereto."

         (b) The definition of "Subsidiary" set forth in Section 1.1 of the Credit Agreement is hereby amended by adding the following sentence to the end thereof:



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         "Notwithstanding anything in this Agreement or in the other Loan
         Documents to the contrary, the Candle Making Joint Venture shall not be a Subsidiary of the Borrower."

         2. WAIVER. Subject to the satisfaction of the conditions of effectiveness set forth in Section 4 hereof, the Lenders hereby (a) waive the requirement of clause (iv) of Section 7.3(m) of the Credit Agreement with respect to the Investment in the Candle Making Joint Venture and (b) agree that the Investment in the Candle Making Joint Venture shall not be included in the calculation of the Dollar limitations set forth in clause (viii) of Section 7.3(m) of the Credit Agreement. The waiver provided herein does not affect any other covenants or provisions of the Credit Agreement.

         3. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the amendment set forth in the foregoing Section 1 and the waiver set forth in the foregoing Section 2:

         (a) the representations and warranties contained in the Credit Agreement (other than those representations and warranties that specifically relate to an earlier date) are true and correct in all material respects on and as of the date hereof as if made on and das of such date; and

         (b) no event has occurred and is continuing which constitutes a Default or an Event of Default.

         4. CONDITIONS OF EFFECTIVENESS. This First Amendment shall be effective as of December 18, 1998, subject to the following:

         (a) the representations and warranties set forth in Section 3 of this First Amendment shall be true and correct;

         (b) the Administrative Agent shall have received counterparts of this First Amendment executed by Borrower and the Determining Lenders and acknowledged by each Guarantor; and

         (c) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall reasonably require.

         5. GUARANTOR, ACKNOWLEDGMENT. By signing below, each Guarantor (i) acknowledges, consents and agrees to the execution by the Borrower of this First Amendment, (ii) acknowledges and agrees that its obligations in respect of the Subsidiary Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this First Amendment or any of the provisions contemplated herein, (iii) ratifies and confirms its obligations under the Subsidiary Guaranty, and (iv) acknowledges and agrees that it has no claims or setoffs against, or defenses or counterclaims to, the Subsidiary Guaranty.




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         6.  REFERENCE TO THE CREDIT AGREEMENT.

         (a) Upon the effectiveness off this First Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this First Amendment.

         (b) The Credit Agreement, as amended by this First Amendment, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         7. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder.

         8. EXECUTION IN COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

         9. GOVERNING LAW; BINDING EFFECT. This First Amendment shall be governed by and construed in accordance with the laws of the State of Texas (without regard to the principles of conflict of laws) and the United States of America, and shall be binding upon the Borrower, the Administrative Agent, each Lender and their respective successors and assigns.

         10. HEADINGS. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.



                  (REMAINDER OF PAGE LEFT INTENTIONALLY BLANK)



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         IN WITNESS WHEREOF, the parties hereto have executed this First
Amendment as the date first above written.

                                      HOME INTERIORS & GIFTS, INC.

                                      By: /s/ Leonard A. Robertson
                                          -------------------------------------
                                          Name: Leonard A. Robertson
                                          Title: Chief Financial Officer


                                      NATIONSBANK, N.A., as Administrative
                                      Agent and as a Lender

                                      By: /s/ Thomas Blake
                                          -------------------------------------
                                          Name: Thomas Blake
                                          Title: Senior Vice President


                                      THE CHASE MANHATTAN BANK, as
                                      Syndication Agent and as a Lender

                                      By: /s/ William J. Caggiano
                                          -------------------------------------
                                          Name: William J. Caggiano
                                          Title: Managing Director


                                      NATIONAL WESTMINSTER BANK,
                                      PLC, as Documentation Agent and as a
                                      Lender

                                      By: /s/ Andrew S. Weinberg
                                          -------------------------------------
                                          Name: Andrew S. Weinberg
                                          Title: Senior Vice President


                                      THE PRUDENTIAL INSURANCE
                                      COMPANY OF AMERICA, as Co-Agent
                                      and as a Lender

                                      By: /s/ Randall M. Kob
                                          -------------------------------------
                                          Name: Randall M. Kob
                                          Title: Vice President




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                                       SOCIETE GENERALE, as Co-Agent and as
                                       a Lender

                                       By: /s/ Edward J. Grimm
                                           -------------------------------------
                                           Name: Edward J. Grimm
                                           Title: Vice President


                                       CITCORP USA, INC., as Co-Agent and as a
                                       Lender

                                       By: /s/ Timothy L. Freeman
                                           -------------------------------------
                                           Name: Timothy L. Freeman
                                           Title: Vice President


                                       BANK ONE, TEXAS, N.A.

                                       By: /s/ Gina A. Norris
                                           -------------------------------------
                                           Name: Gina A. Norris
                                           Title: Vice President


                                       BANKERS TRUST COMPANY

                                       By: /s/ David J. Bell
                                           -------------------------------------
                                           Name: David J. Bell
                                           Title: Vice President


                                       BHF-BANK AKTIENGESELLSCHAFT

                                       By: /s/ Anthony Heyman
                                           -------------------------------------
                                           Name:    Anthony Heyman
                                           Title:   Assistant Vice President

                                       By: /s/ John Sykes
                                           -------------------------------------
                                           Name: John Sykes
                                           Title: Vice President





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                                     BANK AUSTRIA CREDITANSTALT
                                     CORPORATE FINANCE, INC.  (formerly
                                     known as Creditanstalt Corporate Finance,
                                     Inc.)

                                     By: /s/ Carl G. Drake
                                         ------------------------------------
                                         Name: Carl G. Drake
                                         Title: Vice President

                                     By: /s/ Gary Andresen
                                         ------------------------------------
                                         Name: Gary Andresen
                                         Title: Associate


                                     GENERAL ELECTRIC CAPITAL
                                     CORPORATION

                                     By: /s/ Janet K. Williams
                                         ------------------------------------
                                         Name: Janet K. Williams
                                         Title: Duly Authorized Signatory


                                     HELLER FINANCIAL, INC.

                                     By: /s/ K. Craig Gallehugh
                                         ------------------------------------
                                         Name: K. Craig Gallehugh
                                         Title: Vice President


                                     NATIONAL CITY BANK OF
                                     KENTUCKY

                                     By: /s/ Tom Gurbach
                                         ------------------------------------
                                         Name: Tom Gurbach
                                         Title: Vice President





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                                      BALANCED HIGH-YIELD FUND LTD.

                                      By: /s/ Anthony Heyman
                                          -------------------------------------
                                          Name: Anthony Heyman
                                          Title: Assistant Vice President


                                      By: /s/ John Sykes
                                          -------------------------------------
                                          Name: John Sykes
                                          Title: Vice President


                                      KZH ING-2 LLC

                                      By: /s/ Virginia Conway
                                          -------------------------------------
                                          Name: Virginia Conway
                                          Title: Authorized Agent


                                      VAN KAMPEN CLO II, LIMITED

                                      By: /s/ Jeffrey W. Maillet
                                          -------------------------------------
                                          Name: Jeffrey W. Maillet
                                          Title: Senior Vice President &
                                          Director


                                      SENIOR DEBT PORTFOLIO

                                      By: Boston Management and Research,
                                          as Investment Manager

                                      By: /s/ Scott H. Page
                                          -------------------------------------
                                          Name: Scott H. Page
                                          Title: Vice President




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                                      AG CAPITAL FUNDING PARTNERS, L.P.

                                      By:  Angelo, Gordon & Co., L.P., as
                                           Investment Advisor

                                      By:  /s/ Jeffrey H. Aronson
                                           -------------------------------------
                                           Name: Jeffrey H. Aronson
                                           Title: Authorized Signatory


                                      ALLIANCE CAPITAL MANAGEMENT, L.P.,
                                      as Manager on behalf of Alliance
                                      Capital Funding, L.L.C.

                                      By:  Alliance Capital Management
                                           Corporation, General Partner of
                                           Alliance Capital Management L.P.

                                      By:  /s/ L. I. Savitri Alex
                                           -------------------------------------
                                           Name: Savitri Alex
                                           Title: Vice President


                                      FIRST DOMINION FUNDING I


                                      By:  /s/ Andrew H. Marshak
                                           -------------------------------------
                                           Name: Andrew Harshak
                                           Title: Authorized Signatory



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AGREED AND ACCEPTED:

DALLAS WOODCRAFT, INC., a Texas corporation
GIA, INC., a Nebraska corporation
HOMCO, INC., a Texas corporation


By: /s/ Leonard A. Robertson
    -------------------------------------
    Name: Leonard A. Robertson
    Title: Secretary


HOMCO PUERTO RICO, INC., a Delaware corporation
SPRING VALLEY SCENTS, INC., a Texas corporation


By: /s/ Leonard A. Robertson
    -------------------------------------
    Name: Leonard A. Robertson
    Title: Secretary



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